Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Reliant Net Lease Parent LLC

Reliant Net Lease LLC

RNL PH Owner, LLC

RNL FAZ Owner LLC

RNL 2025A Owner LLC

RNL 2025B Owner LLC

RNL 2025C Owner LLC

RNL 2025D Owner LLC

345 Park Avenue

New York, New York 10154

2 February 2026

Re:	RNL PH Owner, LLC, RNL FAZ Owner LLC, RNL 2025A Owner LLC, RNL 2025B Owner LLC, RNL 2025C

Owner LLC and RNL 2025D Owner LLC (collectively, the “Issuers”)

Net-Lease Mortgage Notes, Series 2026-1 (the “Notes”)

Owned Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Reliant Net Lease Parent LLC, Reliant Net Lease LLC (collectively, “Reliant”), the Issuers, Truist Securities, Inc. and BofA Securities, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties (the “Owned Properties”) and (ii) each of the leases with respect to such Owned Properties and all payments required thereunder (the “Leases,” together with the Owned Properties, the “Collateral Pool”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Reliant, on behalf of the Issuers, provided us with:

a.	Electronic data files:

i.

Labeled “Reliant DataTape_EY_01.22.2026.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that Reliant, on behalf of the Issuers, indicated contains information as of 16 January 2026 (the “Preliminary Statistical Cut-off Date”) relating to certain (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties (the “Preliminary Owned Properties”) and (ii) each of the leases with respect to such Preliminary Owned Properties and all payments required thereunder (the “Preliminary Leases”, together with the Preliminary Owned Properties, the “Preliminary Collateral Pool”) that are expected to be representative of the Owned Properties and Leases, respectively,

ii.

Labeled “Reliant DataTape_EY_01.28.2026.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that Reliant, on behalf of the Issuers, indicated contains information as of 22 January 2026 (the “Statistical Cut-off Date”) relating to the Owned Properties and Leases,

b.	Electronic data files and the corresponding record layout and decode information, as applicable (collectively, the “Source Schedules”):

i.	Labeled “Reliant Data Tape 01312026v2.xlsm” with a tab labeled “Data” (the “Internal Reporting File”) and

ii.	Labeled “Reliant Industry Legend.xlsx” (the “Sector and Industry Mapping Schedule”)

that Reliant, on behalf of the Issuers, indicated contain information relating to the Preliminary Owned Properties, Preliminary Leases, Owned Properties and Leases, as applicable,

c.	Imaged copies of the following items (collectively, the “Source Documents,” together with the Source Schedules, the “Sources”):

i.	The lease agreement or master lease agreement, any corresponding amendments, estoppels or other related documents (collectively and as applicable, the “Lease Agreement”),

ii.	The appraisal report (the “Appraisal”),

iii.	The corporate guaranty or other related documents (collectively and as applicable, the “Corporate Guaranty”),

iv.	The concept screenshot (the “Concept Screenshot”),

v.	The survey, additional survey or other related documents (collectively and as applicable, the “Survey”),

vi.	The accessor’s report (the “Accessor’s Report”) and

vii.	The zoning report (the “Zoning Report”),

as applicable, that Reliant, on behalf of the Issuers, indicated relate to the Preliminary Owned Properties, Preliminary Leases, Owned Properties and Leases,

d.

A list of characteristics on the Data File (collectively, the “Recalculated Characteristics”), which are described in Attachment A, that Reliant, on behalf of the Issuers, instructed us to recalculate using information on the Data File,

e.

The list of relevant characteristics on the Preliminary Data File, Updated Preliminary Data File (as defined in Attachment A) and Data File (collectively, the “Compared Characteristics”), which is shown on Exhibit 1 to Attachment A,

f.

A list of characteristics on the Preliminary Data File and Data File (collectively, the “Provided Characteristics”), which is shown on Exhibit 2 to Attachment A, on which Reliant, on behalf of the Issuers, instructed us to perform no procedures and

g.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the 189 Preliminary Owned Properties and Preliminary Leases on the Preliminary Data File are referred to as Owned Property and Lease Numbers 1 through 189.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Data File is the “Subject Matter” as of the date of this report. We performed certain procedures on earlier versions of the Subject Matter and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, Preliminary Data File, Data File, Sources, Recalculated Characteristics, Compared Characteristics, Provided Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Sources, Provided Characteristics or any other information provided to us or that we were instructed to obtain, as applicable, by Reliant, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Owned Properties, Preliminary Leases, Owned Properties, Leases or Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Reliant, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Collateral Pool conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Collateral Pool,

iii.	Whether the originator(s) of the Collateral Pool complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

2 February 2026

Attachment A Page 1 of 4

Procedures performed and our associated findings

1.

For each Preliminary Owned Property and Preliminary Lease (except for Owned Property and Lease Numbers 184, 185, 186, 187, 188 and 189), we compared the Compared Characteristics, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources and/or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item.

Reliant, on behalf of the Issuers, instructed us not to perform any procedures on Owned Property and Lease Numbers 184, 185, 186, 187, 188 and 189 (the “Removed Preliminary Owned Properties and Preliminary Leases”). For avoidance of doubt, all references hereinafter to the Preliminary Owned Properties and Preliminary Leases do not include the Removed Preliminary Owned Properties and Preliminary Leases.

The Source(s) that we were instructed by Reliant, on behalf of the Issuers, to use for each Compared Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source is listed for a Compared Characteristic, Reliant, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the (a) corresponding information in at least one of the Sources or (b) information determined using the corresponding information in more than one of the Sources that are listed for such Compared Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Compared Characteristics. In addition, if a particular Source contained multiple values for the same Compared Characteristic, Reliant, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with at least one of the values in the corresponding Source. We performed no procedures to reconcile any differences that may exist between various values in a Source for any Compared Characteristic.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in this Item.

2.

As instructed by Reliant, on behalf of the Issuers, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in Item 1. and provided a list of such differences to Reliant. The Preliminary Data File, as adjusted, is hereinafter referred to as the “Updated Preliminary Data File.”

Attachment A Page 2 of 4

3.

For each owned property and lease on the Updated Preliminary Data File and Data File, we compared the property ID, as shown on the Updated Preliminary Data File, to the corresponding property ID, as shown on the Data File, and noted that:

a.	All of the Owned Properties and Leases included on the Data File were included on the Updated Preliminary Data File and

b.	The Removed Preliminary Owned Properties and Preliminary Leases included on the Updated Preliminary Data File were not included on the Data File.

4.

For each Owned Property and Lease, we compared the Compared Characteristics, as shown on the Updated Preliminary Data File, to the corresponding information, as shown on the Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item. All such compared information was found to be in agreement.

For the purpose of comparing the building sf Compared Characteristic, Reliant, on behalf of the Issuers, instructed us to ignore differences of +/- one square foot or less.

5.	Using:

a.	Information on the Data File and

b.	The instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the original lease term (months) (the “Original Lease Term”) of each Owned Property and Lease. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, Reliant, on behalf of the Issuers, instructed us to recalculate the Original Lease Term as the difference in months between the current lease expiration date and original lease start date, both as shown on the Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in this Item.

Attachment A Page 3 of 4

6.	Using:

a.	Information on the Data File and

b.	The instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the remaining lease term (months) (the “Remaining Lease Term”) of each Owned Property and Lease. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, Reliant, on behalf of the Issuers, instructed us to recalculate the Remaining Lease Term as the difference in months between the current lease expiration date, as shown on the Data File, and Statistical Cut-off Date.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in this Item.

7.	Using:

a.	Information on the Data File and

b.	The instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the current lease rate (the “Current Lease Rate”) of each Owned Property and Lease. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, Reliant, on behalf of the Issuers, instructed us to recalculate the Current Lease Rate of each Owned Property and Lease as the quotient of the:

i.	Product of:

(a)	The sum of the current monthly rental payments for all unique property IDs corresponding to the same Lease ID, as shown on the Data File, and

(b)	12

divided by

ii.	Sum of the appraised values for all unique property IDs corresponding to the same Lease ID, as shown on the Data File.

Reliant, on behalf of the Issuers, instructed us to compare the recalculated Current Lease Rate for each Property ID to the Current Lease Rate for the corresponding Lease ID, as shown on the Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in this Item.

Attachment A Page 4 of 4

8.	Using:

a.	Information on the Data File and

b.	The instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the aggregate unit FCC (the “FCC Rate”) of each Owned Property and Lease. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, Reliant, on behalf of the Issuers, instructed us to recalculate the FCC Rate of each Owned Property and Lease as the quotient, rounded to two decimal places, of the:

i.	Product of the:

(a)	Sum of the unit-level rent coverage ratio for all unique Property IDs corresponding to the same Lease ID, as shown on the Internal Reporting File, and

(b)	Sum of the current annualized cash rent for all unique Property IDs corresponding to the same Lease ID, as shown on the Internal Reporting File divided by

ii.	Sum of the current annualized cash rent for all unique Property IDs corresponding to the same Lease ID, as shown on the Internal Reporting File.

Reliant, on behalf of the Issuers, instructed us to compare the recalculated FCC Rate for each Property ID to the FCC Rate for the corresponding Lease ID, as shown on the Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described in this Item.

Exhibit 1 to Attachment A

Compared Characteristics and Source(s)

Compared Characteristic	Source(s)

Tenant name	Lease Agreement

Concept	Lease Agreement, Appraisal and/or Concept Screenshot

Reliant sector	Internal Reporting File

City	Appraisal

State	Appraisal

Zip code	Appraisal

Reliant industry	Internal Reporting File

Current monthly rental payment	(a) Lease Agreement or (b) Lease Agreement and recalculation

Master lease (Y/N)	Lease Agreement

Corporate guaranty (Y/N)	Corporate Guaranty or Lease Agreement

Land acres	Survey or Zoning Report

Building sf	Survey, Zoning Report, Appraisal and/or Accessor’s Report

Year built	Appraisal

Original lease start date	Lease Agreement

Current lease expiration date	Lease Agreement

Last rental escalation date	Lease Agreement

Next rental escalation date	Lease Agreement

Rent escalation %	(a) Lease Agreement or (b) Lease Agreement and recalculation

Rent escalation description	Lease Agreement

Tenant purchase option (Y/N)	Lease Agreement

Appraisal date	Appraisal

Appraised value	(a) Appraisal or (b) Appraisal and recalculation

Exhibit 1 to Attachment A

Notes:

i.

For the purpose of comparing the tenant name, concept, city and state Compared Characteristics, Reliant, on behalf of the Issuers, instructed us to ignore differences that appear to be due to punctuation, abbreviations, truncations, additional words or descriptions.

ii.

For the purpose of comparing the reliant sector and reliant industry Compared Characteristics, Reliant, on behalf of the Issuers, instructed us to use the Internal Reporting File as the Source, in accordance with the decode information shown on the Sector and Industry Mapping Schedule.

iii.	For the purpose of comparing the zip code Compared Characteristic, Reliant, on behalf of the Issuers, instructed us to use the first five digits of the zip code, as shown in the applicable Source(s).

iv.

For the purpose of comparing the corporate guaranty (Y/N) Compared Characteristic for Owned Property and Lease Numbers 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 21, 46, 47, 56, 57, 58, 59, 60, 76, 93, 94, 95, 96, 97, 98, 99, 100, 121, 123, 124, 126, 127, 133, 134, 140, 141, 142, 143, 154, 156, 157, 158, 159, 160, 161, 162, 163, 164, 165, 166, 167, 168, 169, 170, 171, 172, 173, 174, 175, 179, 180, 181, 182 and 183, Reliant, on behalf of the Issuers, instructed us to note agreement with a value of “Y,” as shown on the Preliminary Data File, if the obligor was the same as the tenant name, both as shown on the Preliminary Data File.

v.

For the purpose of comparing the current monthly rental payment Compared Characteristic for each Owned Property and Lease (except for Owned Property and Lease Numbers 16, 17, 18, 19, 20, 56, 57, 58, 59, 60 and 155), Reliant, on behalf of the Issuers, instructed us to use the Lease Agreement as the Source.

For the purpose of comparing the current monthly rental payment Compared Characteristic for Owned Property and Lease Numbers 16, 17, 18, 19 and 20, Reliant, on behalf of the Issuers, instructed us use the quotient of (a) the annual minimum rent, as shown in the Lease Agreement, divided by (b) 12.

For the purpose of comparing the current monthly rental payment Compared Characteristic for Owned Property and Lease Numbers 56, 57, 58, 59, 60 and 155, Reliant, on behalf of the Issuers, instructed us to use the quotient of (a) the product of the (i) base annual rent and (ii) applicable rent escalation percentage(s), both as shown in the Lease Agreement, divided by (b) 12.

Reliant, on behalf of the Issuers, instructed us to compare the current monthly rental payment for each Property ID to the current monthly rental payment for the corresponding Lease ID, as shown on the Preliminary Data File, and to ignore differences of +/- $0.01 or less.

Exhibit 1 to Attachment A

vi.	For the purpose of comparing the building sf Compared Characteristic, Reliant, on behalf of the Issuers, instructed us to ignore differences of +/- one square foot or less.

vii.

For the purpose of comparing the year built Compared Characteristic for Owned Property and Lease Numbers 17, 38, 55 and 57, Reliant, on behalf of the Issuers, instructed us to use the year built and year renovated, both as shown in the Appraisal.

viii.

For the purpose of comparing the rent escalation % Compared Characteristic for each Owned Property and Lease (except for Owned Property and Lease Numbers 93, 94, 95, 96, 97, 98, 99, 100, 123 and 128), Reliant, on behalf of the Issuers, instructed us to use the Lease Agreement as the Source.

For the purpose of comparing the rent escalation % Compared Characteristic for Owned Property and Lease Numbers 93, 94, 95, 96, 97, 98, 99, 100, 123 and 128, Reliant, on behalf of the Issuers, instructed us to recalculate the rent escalation % using the applicable rent schedule, as shown in the Lease Agreement.

ix.

For the purpose of comparing the appraised value Compared Characteristic for each Owned Property and Lease (except for Owned Property and Lease Numbers 137 and 138), Reliant, on behalf of the Issuers, instructed us to use the Appraisal as the Source.

For the purposes of comparing the appraised value Compared Characteristic for Owned Property and Lease Numbers 137 and 138, Reliant, on behalf of the Issuers, instructed us to recalculate the appraised value by:

(a)	Dividing the building sf for each Owned Property and Lease by the sum of the building sf for Owned Property and Lease Numbers 137 and 138 and

(b)	Multiplying the result of (a) by the total appraised value, as shown in the Appraisal.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Reliant, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A

Provided Characteristics

Property ID
Lease ID
Obligor
Sector
Industry
Aggregate unit FCC for stabilized site, if applicable

Note:

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.